MERRILL LYNCH RETIREMENT PLUSSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABALE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABALE ANNUITY SEPARATE ACCOUNT B

Supplement dated December 16, 2022

to the

Updating Summary Prospectus dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Average Annual Total Return (as of 12/31/21
			1 year	5 years	10 years
Investment Objective: Long term growth of capital.	AB Sustainable Global Thematic Growth Portfolio – Class A Advised by: AllianceBernstein L.P.	0.80%	22.57%	22.11%	14.95%
Investment Objective: The fund seeks long-term capital growth.	American Century - VP Ultra® Fund – Class I Advised by: American Century Investment Management, Inc.	0.89%	23.16%	27.02%	20.21%
Investment Objective: Long-term capital growth.	BlackRock International V.I. Fund – Class I Shares Advised by: BlackRock Advisors, LLC	1.12%	8.68%	12.29%	8.85%

This Supplement updates certain information in the above referenced Updating Summary Prospectus (“Summary Prospectus”). Except as indicated in this Supplement, all other information included in the Summary Prospectus remains unchanged. We will send you another copy of the applicable Summary Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Summary Prospectus.

This Supplement must be accompanied or preceded by the applicable Updating Summary Prospectuses.

Please read this Supplement carefully and retain it for future reference.